UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, DC 20549
__________
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
 THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):  July 21, 2017
MOODY'S CORPORATION
(Exact Name of Registrant as Specified in Charter)
Delaware	1-14037	13-3998945
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7 World Trade Center at 250 Greenwich Street
 New York, New York 10007
(Address of Principal Executive Offices) (Zip Code)
Registrant's telephone number, including area code:  (212) 553-0300
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth  company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02, "Results of Operations and Financial Condition"
On July 21, 2017, Moody's Corporation (the "Registrant") announced its financial results for the quarter ended June 30, 2017, as well as its outlook for 2017.  A copy of the press release containing the announcement is included as Exhibit 99.1.
The information contained in this Current Report, including the exhibit hereto, is being furnished and shall not be deemed "filed" for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that Section.  The information in this Current Report shall not be incorporated by reference into future filings under the Securities Act of 1933, as amended, or the Exchange Act, unless it is specifically incorporated by reference therein.
Item 7.01, "Regulation FD Disclosure"
The information set forth under Item 2.02, "Results of Operations and Financial Condition" is incorporated herein by reference.

Item 9.01, "Financial Statements and Exhibits"

(d)  Exhibits

99.1	Press release of Moody's Corporation dated July 21, 2017, announcing results for the quarter ended June 30, 2017.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MOODY'S CORPORATION

By:	/s/ John J. Goggins
John J. Goggins
Executive Vice President and General
Counsel

Date:  July 21, 2017

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press release of Moody's Corporation dated July 21, 2017, announcing results for the quarter ended June 30, 2017.